Exhibit (j)

Powers of Attorney

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

JoAnn M. Martin,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	JoAnn M. Martin
JoAnn M. Martin
Director & Chair

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

William W. Lester,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	William W. Lester
William W. Lester
Director, President & Chief Executive Officer

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

James P. Abel,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	James P. Abel
James P. Abel
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

John S. Dinsdale,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	John S. Dinsdale
John S. Dinsdale
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Thomas W. Knapp,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Thomas W. Knapp
Thomas W. Knapp
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

James R. Krieger,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	James R. Krieger
James R. Krieger
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Patricia A. McGuire,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Patricia A. McGuire
Patricia A. McGuire
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Tonn M. Ostergard,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Tonn M. Ostergard
Tonn M. Ostergard
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Kim M. Robak,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Kim M. Robak
Kim M. Robak
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Paul C. Schorr, IV,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Paul C. Schorr, IV
Paul C. Schorr, IV
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

D. Wayne Silby,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	D. Wayne Silby
D. Wayne Silby
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Bryan E. Slone,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Bryan E. Slone
Bryan E. Slone
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Ryan C. Beasley,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Ryan C. Beasley
Ryan C. Beasley
Executive Vice President, Individual

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Robert-John H. Sands,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Robert-John H. Sands
Robert-John H. Sands
Senior Vice President, General Counsel & Corporate Secretary

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Susan K. Wilkinson,

whose signature appears below, constitutes and appoints Ann D. Diers and William W. Lester, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Susan K. Wilkinson
Susan K. Wilkinson
Executive Vice President, Chief Financial Officer & Treasurer

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Life Insurance Products

Ann D. Diers,

whose signature appears below, constitutes and appoints Susan K. Wilkinson and William W. Lester, and any such person(s) as Susan K. Wilkinson may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Ameritas Performance II VUL	SEC File No. to be assigned

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Advisor II VUL	SEC File No. to be assigned

This Power of Attorney is effective September 27, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Ann D. Diers
Ann D. Diers Vice President & Associate
General Counsel, Variable
Contracts & AIC